SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

November 15, 2005
Date of Report (Date of earliest event reported)

METALDYNE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12068	38-2513957
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

47659 Halyard Drive, Plymouth, Michigan 48170

(Address of principal executive offices)

(734) 207-6200

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Company held a teleconference on November 15, 2005 reporting its financial results for the third quarter and first nine months for the fiscal year 2005. The visual presentation accompanying this teleconference is included herewith as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit 99.1	Metaldyne Corporation (the “Company”) visual presentation titled “Public Call Third Quarter 2005 Review.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2005

METALDYNE CORPORATION

By: /s/ Jeffrey M. Stafeil
   Name: Jeffrey M. Stafeil
   Title: Executive Vice President
     and Chief Financial Officer